UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2011

Alliant Techsystems Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	1-10582	41-1672694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7480 Flying Cloud Drive Minneapolis, Minnesota	55344-3720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 351-3000

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ATK has been informed by the Government Accountability Office that ATK’s protest of the award for the continued operation of the Radford Army Ammunition Plant facility has resulted in the U.S. Army deciding to amend the solicitation request for proposal, conduct discussions, and request and evaluate revised proposals.  ATK intends to submit a revised proposal for continued operation of the Radford facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: August 18, 2011	By	/s/ Thomas G. Sexton
		Name:	Thomas G. Sexton
		Title:	Vice President & Interim Chief Financial Officer